UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event
reported): May 4, 2009
GRAPHIC PACKAGING HOLDING COMPANY
(Exact name of registrant as specified in its charter)

Delaware	333-145849	26-0405422

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
814 Livingston Court
Marietta, Georgia 30067
(Address of principal executive offices)
(Zip Code)
(770) 644-3000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.	Other Events.
On May 4, 2009, Graphic Packaging Holding Company (the “Company”) received notification from the New York Stock Exchange (the “NYSE”) that as of April 30, 2009, the Company’s 30-day average share price was above $1.00, restoring the Company’s compliance with the minimum share price requirement under the NYSE listing standards. Accordingly, the NYSE will cease dissemination of the “BC” indicator with the Company’s ticker symbol and will delete the Company’s name from the list of non-compliant companies on the NYSE web site.
The Company issued a press release on May 4, 2009 announcing its return to compliance with the NYSE continued listing standard, a copy of which is attached to this Current Report on Form 8-K as Exhibit 99.1.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.
Exhibits

Exhibit Number	Description

99.1	Press Release dated May 4, 2009 regarding the NYSE notice of compliance with the minimum share price listing standard
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GRAPHIC PACKAGING HOLDING COMPANY (Registrant)
Date: May 5, 2009	By:	/s/ Stephen A. Hellrung
Stephen A. Hellrung
Senior Vice President, General Counsel and Secretary